GOLDMAN SACHS TRUST

Institutional, Class R6, and Class P Shares of the

Goldman Sachs Tactical Tilt Overlay Fund

(the “Fund”)

Supplement dated June 24, 2026, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2025

Effective immediately, David Hale will no longer serve as a portfolio manager for the Fund.

Sergey Kraytman and Siwen Wu will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Hale in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

TACTTBDSTK 06-26